                              DELAWARE POOLED TRUST

                         The Emerging Markets Portfolio
                                (the "Portfolio")

                   Supplement to the Portfolio's Statement of
                 Additional Information dated February 28, 2007

At a meeting held on August 16, 2007,  the Board of Trustees of Delaware  Pooled
Trust  approved the  reduction  of purchase  reimbursement  fees and  redemption reimbursement fees from 0.75% to 0.55%, effective August 24, 2007.

Effective August 24, 2007, the following sentence replaces the first sentence in the  second  paragraph  of the  section  entitled  "Purchasing  Shares - General
Information" on page 71 of the Statement of Additional Information:

     For  purchases  of shares in The  Emerging  Markets  Portfolio,  a purchase reimbursement fee of 0.55% of the dollar amount invested is generally charged to investors  and  paid to the  Portfolio  to help  defray  expenses  of  investing purchase proceeds.

Effective August 24, 2007, the following sentence replaces the first sentence in the second paragraph of the section  entitled  "Redemption and Exchange" on page
93 of the Statement of Additional Information:

     No  charge  is  made by any  Portfolio  for any  redemptions,  except  that shareholders  that redeem shares of The Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.55%.

Please keep this supplement for future reference.

This Supplement is dated August 16, 2007.

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